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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PRAECIS PHARMACEUTICALS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRAECIS PHARMACEUTICALS INCORPORATED
830 WINTER STREET
WALTHAM, MASSACHUSETTS 02451-1420

                      March 29, 2004

Dear Stockholder:

        On Thursday, May 13, 2004, PRAECIS PHARMACEUTICALS INCORPORATED will hold its annual meeting of stockholders. On behalf of the Board of Directors, I am pleased to invite you to join us so that we can report to you on the activities of PRAECIS during 2003 and discuss the outlook for 2004. The meeting will be held at our corporate headquarters and research facility located at 830 Winter Street, Waltham, Massachusetts 02451-1420, and is scheduled to begin at 10:00 a.m.

        At the annual meeting, you will be asked to vote on the following proposals: (1) election of the directors nominated by your Board of Directors; (2) approval of a Third Amended and Restated 1995 Stock Plan, which amends and restates our Second Amended and Restated 1995 Stock Plan, as amended, to increase by 1,500,000 the number of shares of common stock authorized for issuance under the Stock Plan and extend the term of the Stock Plan through January 5, 2015; and (3) ratification of the appointment of Ernst & Young LLP as our independent auditors for 2004. These proposals are described in the attached proxy statement which you should read carefully. Your Board of Directors recommends that you vote in favor of each proposal.

        Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Regardless of the number of shares you own, please complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope.

        We appreciate your continued support.

Sincerely,

Malcolm L. Gefter, Ph.D. Chairman of the Board and Chief Executive Officer

PRAECIS PHARMACEUTICALS INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of PRAECIS PHARMACEUTICALS INCORPORATED:

        The 2004 annual meeting of the stockholders of PRAECIS PHARMACEUTICALS INCORPORATED (the "Company") will be held at the Company's corporate headquarters and research facility located at 830 Winter Street, Waltham, Massachusetts 02451-1420, on Thursday, May 13, 2004, at 10:00 a.m., for the following purposes:

  1.
  To elect eight directors of the Company for a one-year term expiring at the 2005 annual meeting;

  2.
  To approve the Company's Third Amended and Restated 1995 Stock Plan, which amends and restates the Second Amended and Restated 1995 Stock Plan, as amended (the "Existing 1995 Stock Plan"), to increase by 1,500,000 the number of shares of common stock authorized for issuance under the Existing 1995 Stock Plan and extend the term of the Existing 1995 Stock Plan through January 5, 2015;

  3.
  To ratify the appointment of Ernst & Young LLP, certified public accountants, as independent auditors for the Company for fiscal year 2004; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

        Stockholders of record at the close of business on Monday, March 22, 2004 will be entitled to vote at the annual meeting, whether in person or by proxy.

By Order of the Board of Directors

Kevin F. McLaughlin Secretary

830 Winter Street
Waltham, Massachusetts 02451-1420
March 29, 2004

        To ensure that your shares are represented at the annual meeting, we urge you to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. This will assure your representation and a quorum for the transaction of business at the annual meeting. If you do attend the annual meeting, you may vote in person if you desire to do so, even if you have returned a proxy card.

PRAECIS PHARMACEUTICALS INCORPORATED

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2004

General

        We are furnishing this proxy statement to stockholders of record of PRAECIS PHARMACEUTICALS INCORPORATED ("PRAECIS" or the "Company") in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Thursday, May 13, 2004, at 10:00 a.m. at the Company's corporate headquarters and research facility located at 830 Winter Street, Waltham, Massachusetts 02451-1420, and at any adjournment(s) thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The Notice of Annual Meeting of Stockholders, this proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 31, 2004.

Voting Securities, Quorum and Vote Required

        Only holders of record of common stock, par value $.01 per share, of the Company ("Common Stock") as of the close of business on March 22, 2004 (the "Record Date") are entitled to receive notice of and to vote at the annual meeting. On the Record Date, there were 52,217,299 shares of Common Stock outstanding, constituting all of the outstanding voting securities of the Company. Stockholders are entitled to one vote for each share of Common Stock they held as of the Record Date.

        A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will exist at the annual meeting if the holders of record as of the Record Date of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the annual meeting. Shares held as of the Record Date by holders who are present or represented by proxy at the annual meeting but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the annual meeting will be counted as present for the purposes of establishing a quorum.

        To be elected as a director at the annual meeting (Proposal No. 1), each candidate for election must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the annual meeting. The affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the annual meeting is required to approve the Company's Third Amended and Restated 1995 Stock Plan (Proposal No. 2). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004 (Proposal No. 3).

        Shares represented by proxies which are marked "WITHHELD" with regard to the election of directors (Proposal No. 1) will be excluded entirely from the vote and thus will have no effect on the outcome of the vote. Shares represented by proxies which are marked "ABSTAIN" with regard to the approval of the Company's Third Amended and Restated 1995 Stock Plan (Proposal No. 2) will be excluded entirely from the vote and will have no effect on the outcome of the vote. Shares represented by proxies which are marked "ABSTAIN" with regard to the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004 (Proposal No. 3) will be considered present in person or represented by proxy at the annual meeting and will have the effect of a negative vote because approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting.

        A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Brokers holding your shares in their name will be permitted to vote those shares with respect to the election of directors (Proposal No. 1) and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004 (Proposal No. 3) without instruction from you, and, accordingly, broker non-votes will not occur with respect to these two proposals. Broker non-votes may occur with respect to the approval of the Company's Third Amended and Restated 1995 Stock Plan (Proposal No. 2), because brokers holding shares in their name will not be permitted to vote those shares without instruction from the beneficial owner of such shares. However, broker non-votes will not be considered votes cast and, accordingly, will be excluded entirely from the vote and thus have no effect on the outcome of the vote with respect to Proposal No. 2.

Proxies

Voting Your Proxy

        You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

        If you sign and return your proxy card to us in time for it to be voted at the annual meeting, one of the individuals named as your proxy, each of whom is an executive officer of the Company, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but no indication is given as to how to vote your shares as to one or more of the proposals to be voted on at the annual meeting, your shares will be voted FOR any proposal as to which you have given no indication as to how to vote.

        The Board of Directors knows of no matters, other than Proposal Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Stockholders, to be presented at the annual meeting. If any other matter is properly presented at the annual meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

How to Vote by Proxy

        You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If your shares are held in "street name" through a broker, you should provide written instructions to your broker on how to vote your shares. As noted above, if you do not provide your broker with instructions on how to vote your shares, your shares may not be voted on those Proposals in the same manner that you would have voted if you had provided instructions. To ensure that your broker receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed. You may also wish to check the voting form used by the firm that holds your shares to see if it offers telephone or Internet voting.

Revoking Your Proxy

        You may revoke your proxy before it is voted by:

  •
  sending in a new proxy with a later date;

  •
  notifying the Secretary of the Company in writing before the annual meeting that you have revoked your proxy; or

  •
  voting in person at the annual meeting.

        If you hold your shares through a broker or other custodian, you will need to contact them to revoke your proxy.

Voting in Person

        If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the annual meeting a "legal proxy" authorizing you to vote your "street name" shares held as of the Record Date.

Proxy Solicitation and Expenses

        This solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation. We have engaged Georgeson Shareholder Communications Inc. to assist in soliciting proxies for a fee of approximately $15,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail and by Georgeson Shareholder Communications Inc., proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

Delivery of Proxy Materials and Annual Report to Households

        The Securities and Exchange Commission has implemented a rule permitting companies and their brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." We have been notified that certain brokers, banks and other intermediaries have elected to household the Company's Annual Report and proxy statement. Accordingly, beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report and this proxy statement.

        If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

        Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report and this proxy statement are delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420, Attention: Investor Relations, or by calling the Company at (781) 795-4100. The Company will promptly deliver an Annual Report and/or proxy statement upon request.

        Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive a separate Annual Report and proxy statement for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        Pursuant to our Third Amended and Restated By-Laws, all of our directors are elected at each annual meeting of stockholders. Each director elected at the annual meeting will hold office until the next annual meeting of stockholders and until the director's successor is duly elected and qualified, or until the director's earlier death, resignation or removal. Our Amended and Restated Certificate of Incorporation provides that the number of directors shall be fixed from time to time by a majority of our Board of Directors. Currently, the number of directors has been fixed at eight directors, and there are no vacancies on the Board.

        Stockholders may withhold authority from the persons named as proxies in the enclosed proxy card to vote for the entire slate of nominated directors or, by appropriately marking the proxy card, may withhold the authority to vote for any individual director nominee. Instructions on the proxy card to withhold authority to vote for one or more of the director nominees will result in those nominees receiving fewer votes. If any nominee is unable to serve or for good reason will not serve as a director, shares voted by proxy for such nominee will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve.

        The names of the individuals nominated by your Board of Directors and presented for your consideration, their ages, the year in which they became directors of the Company and certain other information about them are set forth below. All of the nominees are incumbent directors. None of the corporations or other organizations referred to below with which a nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Nominees for Election to the Board of Directors

Malcolm L. Gefter, Ph.D. Age 62	Malcolm L. Gefter, Ph.D. founded PRAECIS and has served as a director since July 1993, as Chairman of the Board since February 1994 and as our Chief Executive Officer since July 1996. From July 1998 to May 2002, Dr. Gefter was also our President and from July 1993 to July 1998, he was our Treasurer. Dr. Gefter has been a professor of biology at the Massachusetts Institute of Technology and is now professor emeritus. He has authored more than 200 original scientific papers. Dr. Gefter was a founder of ImmuLogic Pharmaceutical Corporation, and from 1987 to March 1997, served as Chairman of the Board of Directors of ImmuLogic. Dr. Gefter received his B.S. in Chemistry from the University of Maryland and his Ph.D. in
Molecular Biology from Albert Einstein College of Medicine.

G. Leonard Baker, Jr. Age 61
G. Leonard Baker, Jr. has served as a member of our Board of Directors since March 1994. Since 1974, Mr. Baker has been a Managing Director of the General Partner of Sutter Hill Ventures, a venture capital firm. Mr. Baker also serves as a director of Therma-Wave, Inc. and a number of private companies.
Garen G. Bohlin Age 56
Garen G. Bohlin has served as a member of our Board of Directors since July 2003. Mr. Bohlin is the President and Chief Executive Officer of Syntonix Pharmaceuticals, Inc., a privately-held biotechnology company. Prior to joining Syntonix in September 1998, Mr. Bohlin spent 14 years at Genetics Institute, Inc. ("GI"), a biotechnology company. In his last position at GI, he served as Executive Vice President with responsibility for essentially all of the non-scientific areas of GI that comprised approximately half of the company's then 1,600 employees. Prior to GI, Mr. Bohlin spent 13 years at Arthur Andersen where, as partner, he oversaw all client activities for a broad range of Fortune 500 businesses, as well as smaller publicly and privately owned companies. He also serves as a director of Syntonix and was past president of the Massachusetts biotechnology trade association.
Henry F. McCance Age 61
Henry F. McCance has served as a member of our Board of Directors since December 1993. Mr. McCance has been employed at Greylock Management Corporation, a private venture capital group, since 1969, where he has been President since 1990 and Chairman of the Board since 1997. Mr. McCance is a general partner of several venture capital funds affiliated with Greylock.
Leonard E. Post, Ph.D. Age 51
Leonard E. Post, Ph.D. has served as a member of our Board of Directors since September 2003. Dr. Post is the Senior Vice President of Research and Development at Onyx Pharmaceuticals, Inc., a biotechnology company. Prior to joining Onyx Pharmaceuticals in July 2000, Dr. Post spent nine years at the Parke-Davis Pharmaceutical Research Division of Warner-Lambert Company, a global pharmaceutical company, where he held various management positions, including Vice President, Discovery. From 1981 to 1991, Dr. Post held various scientific and management positions at The Upjohn Company. From 1993 to June 2000, Dr. Post also served as an adjunct professor in the Department of Microbiology and Immunology at the University of Michigan and from 1990 to 1994, he was a member of the NIH Recombinant DNA Advisory Committee.

William R. Ringo Age 58
William R. Ringo has served as a member of our Board of Directors since March 2001. Since March 2001, Mr. Ringo has been a privately employed health care consultant. From 1973 until his retirement in March 2001, Mr. Ringo was employed at Eli Lilly and Company, a global pharmaceutical company. Mr. Ringo held a variety of positions at Eli Lilly and Company, most recently serving as the President of Oncology and Critical Care Products from 1999 to March 2001, as the President of Internal Medicine Products from 1998 to March 2001 and as a member of Eli Lilly's Corporate Operations Committee from 1995 to March 2001. From 1995 to 1997, Mr. Ringo served as the President of Eli Lilly's Infectious Disease Business Unit. Prior to that time, he held senior positions in the Sales and Marketing and Business Planning groups of Eli Lilly. Mr. Ringo also serves as the Chairman of the Board of InterMune, Inc., and as a director of La Jolla Pharmaceutical Company, Encysive Pharmaceuticals Inc., Inspire Pharmaceuticals, Inc. and several private companies.
David B. Sharrock Age 67
David B. Sharrock has served as a member of our Board of Directors since February 1994. Since 1994, Mr. Sharrock has been a privately employed business consultant. From 1990 to 1994, Mr. Sharrock was Executive Vice President and Chief Operating Officer of Marion Merrell Dow Inc., a global pharmaceutical company, and from 1988 to 1989, he was President and Chief Operating Officer of Merrell Dow Pharmaceuticals, Inc. Mr. Sharrock also serves as a director of Cincinnati Bell, Inc., Indevus Pharmaceuticals, Inc., Incara Pharmaceuticals Corporation and MGI Pharma, Inc.
Patrick J. Zenner Age 57
Patrick J. Zenner has served as a member of our Board of Directors since July 2001. In January 2001, Mr. Zenner retired from Hoffmann La Roche Inc., North America, the prescription drug unit of the Roche Group, a leading research-based health care enterprise, where he served as President and Chief Executive Officer since 1993, and was a member of the global Pharmaceutical Executive Committee. Mr. Zenner joined Hoffmann La Roche Inc. as a sales representative in 1969 and subsequently held a series of marketing and business development posts that culminated in his being named Vice President and General Manager of Roche Laboratories in 1982. He later spent two and a half years with Roche Holding Ltd. as head of international pharmaceutical marketing, development and regulation. In 1988, Mr. Zenner was elected to Hoffmann La Roche's Executive Committee and Board of Directors, and appointed Senior Vice President of the pharmaceutical division. Mr. Zenner also serves as a director of Dendrite International, Inc., Geron Corporation, Curagen Corporation, ArQule, Inc., West Pharmaceutical Services, Inc., First Horizon Pharmaceutical Corporation, XOMA, Ltd., EXACT Sciences Corporation and several private companies.

        The Board of Directors recommends a vote "FOR" the election of the above-named nominees as directors of the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Set forth below is certain information concerning non-director employees who currently serve as executive officers. Our executive officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. None of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or affiliate of the Company.

        William K. Heiden, age 44, joined PRAECIS in May 2002 as our President and Chief Operating Officer. Prior to joining PRAECIS, Mr. Heiden held several senior level positions at the Schering-Plough Corporation, a global pharmaceutical company. Mr. Heiden joined Schering-Plough in 1987 and most recently was Vice President of Schering-Plough's Oncology/Biotech business unit, where he had responsibility for all cancer and anti-infective products marketed by Schering-Plough in the United States. From April 1998 to July 1999, Mr. Heiden was Vice President, Marketing and Sales of Key-Acute Coronary Syndromes, a Schering-Plough division created for the commercialization of acute cardiovascular products. Mr. Heiden served as Schering-Plough's director of Managed Health Care from April 1996 to April 1998, with responsibility for all Schering-Plough products within Managed Care for a twelve state region. From 1988 to 1996, he held a variety of management roles in Schering-Plough's International Division, including marketing management in Italy, Head of Prescription Product Marketing at Schering-Plough Canada, General Manager for Schering-Plough Belgium, and General Manager for Schering-Plough's business in the BeNeLux (Belgium, Netherlands and Luxembourg). Mr. Heiden received his B.A. in Business Administration from the University of Florida, his M.I.M. from the University of Louvain, Louvain, Belgium, and his MBA from the Johnson School of Management, Cornell University.

        Kevin F. McLaughlin, age 47, has been our Chief Financial Officer since joining PRAECIS in September 1996. In January 2004, Mr. McLaughlin became an Executive Vice President. Since January 1997, he has also been our Secretary and since July 1998, our Treasurer. From July 1998 to January 2004, he was a Senior Vice President and from September 1996 to July 1998, Mr. McLaughlin was one of our Vice Presidents. From March 1996 to August 1996, he was Vice President and Chief Financial Officer of Advanced Techcom, Inc., a privately-held communications company. From 1980 to 1996, he held senior level financial positions at Computervision Corporation and its predecessor Prime Computer, Inc., including Vice President, Treasurer and Director of Corporate Planning, where he was directly involved with financial, accounting and investor relations management, as well as public and private financing. Mr. McLaughlin received his B.S. in Accounting from Northeastern University and his MBA from Babson College.

        Marc B. Garnick, M.D., age 57, joined PRAECIS in April 1994 as our Executive Vice President and Chief Medical Officer. From 1987 to 1994, he was Vice President, Clinical Development at Genetics Institute, Inc., a biotechnology company. Dr. Garnick was a leader, as an academic physician, in the clinical development of Lupron® as a treatment for hormonally responsive prostate cancer. He is on the faculty of the Harvard Medical School as a clinical professor of medicine and maintains a clinical practice at the Beth Israel Deaconess Medical Center, a teaching hospital of the Harvard Medical School. Dr. Garnick has written over 300 papers, four books and numerous articles. Dr. Garnick received his A.B. in Biology from Bowdoin College and his M.D. from the University of Pennsylvania School of Medicine.

        Richard W. Wagner, Ph.D., age 43, has been our Executive Vice President, Discovery Research, since January 2004. Dr. Wagner joined PRAECIS in December 2002 as Executive Vice President, Science and Technology. Prior to joining PRAECIS, Dr. Wagner was Senior Vice President of Research at Phylos, Inc., a privately-held biopharmaceutical company, where he was responsible for research efforts in both Lexington, Massachusetts, and at Phylos GmbH, a German subsidiary of Phylos. From July 1997 to August 2000, he served as Vice President of Research and Development at Phylos. From

1989 to 1997, Dr. Wagner held several positions at Gilead Sciences, Inc., a biopharmaceutical company, where he most recently was Director of Cell Biology, a member of Gilead's management team and a leading expert on the development of antisense therapeutics. Dr. Wagner received his B.S. in biochemistry from Trinity College, his Ph.D. in chemistry from Brown University, and was a National Cancer Institute post-doctoral fellow at the Wistar Institute, University of Pennsylvania.

BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

        During 2003, our Board of Directors held six regular meetings, one special meeting and acted by unanimous written consent once.

        The Board of Directors has designated three principal standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and functions of these committees, and the number of meetings held in 2003, are described below.

Audit Committee

        The Audit Committee is a separately-designated committee established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee met four times during 2003 and acted by unanimous written consent once. During the first half of 2003, the Audit Committee was comprised of Messrs. Baker, McCance and Zenner (who was appointed in March 2003 to fill an existing vacancy), each of whom is independent under Rule 10A-3(b)(1) under the Exchange Act and the applicable rules of the National Association of Securities Dealers, Inc. On July 10, 2003, Garen G. Bohlin was elected to serve on the Board of Directors. At the same time, Mr. Zenner resigned from the Audit Committee. The Board appointed Mr. Bohlin to serve on the Audit Committee in place of Mr. Zenner. Mr. Bohlin is independent under Rule 10A-3(b)(1) of the Exchange Act and the applicable rules of the National Association of Securities Dealers, Inc. Mr. Bohlin has been appointed to serve as the Chairman of the Audit Committee.

        All of the members of the Audit Committee are financially literate, knowledgeable and qualified to review the Company's financial statements. The Board of Directors has determined that Mr. Bohlin qualifies as an "audit committee financial expert" as such term is defined in Item 401(h)(2) of Regulation S-K under the Securities Act of 1933, as amended.

        The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company. On November 14, 2003, the Board of Directors approved an Amended and Restated Audit Committee Charter that sets forth in detail the duties and responsibilities of the Audit Committee. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. The report of the Audit Committee in respect of fiscal year 2003 is included elsewhere in this proxy statement.

Compensation Committee

        The Compensation Committee is currently comprised of Messrs. Ringo, Sharrock and Zenner, each of whom is an "independent director" under the applicable rules of the National Association of Securities Dealers, Inc., a "Non-Employee Director" within the meaning of Section 16 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Sharrock has been appointed to serve as the Chairman of the Compensation Committee. The Compensation Committee met six times during 2003. The Compensation Committee is responsible for reviewing and recommending salaries for the Company's executive officers, reviewing and recommending compensation for members of the Board of Directors, approving incentives and other forms of compensation for the Company's executive officers and administering our Second

Amended and Restated 1995 Stock Plan, as amended, referred to as the existing 1995 Stock Plan (which will be superseded by the Third Amended and Restated 1995 Stock Plan if approved by stockholders), Executive Management Bonus Plan and Amended and Restated Employee Stock Purchase Plan, and providing recommendations and assistance in succession planning for executive officers.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is currently comprised of Messrs. Baker, Bohlin, McCance, Post, Ringo, Sharrock and Zenner, each of whom is an independent director under the listing standards of the National Association of Securities Dealers, Inc. Mr. McCance has been appointed to serve as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was established in November 2003 and did not hold any formal meetings during the remainder of that year, but matters covered in the Nominating and Corporate Governance Committee Charter were discussed by the independent directors of the Company during the executive sessions which followed each regularly scheduled Board of Directors' meeting.

        The functions of the Nominating and Corporate Governance Committee include identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; developing and recommending to the Board a set of corporate governance principles applicable to the Company; overseeing corporate governance matters generally; and overseeing the annual evaluation of the Board and the Company's management.

        The Nominating and Corporate Governance Committee is governed by a charter, a current copy of which is available on our website at http://www.praecis.com, under "Investor Relations—Corporate Governance." A copy of the charter is also available in print to stockholders upon request, addressed to the attention of the Secretary at PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420.

        In connection with annual meetings commencing with the 2005 annual meeting, the Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the proposed candidate. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

  •
  The name and address of the stockholder, evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, a description of all arrangements or understandings between the stockholder and the proposed candidate and any other person(s) (including their names) pursuant to which the nomination is being made, a representation that the stockholder intends to appear in person or by proxy at the applicable annual meeting to nominate the candidate named in the notice, and any other information relating to the stockholder that would be required to solicit a proxy under federal securities law; and

  •
  The name, age, business and residence address of the proposed candidate, the number of shares of Company stock owned by the proposed candidate, the proposed candidate's resume or a listing of his or her qualifications to be a director of the Company, the person's consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board, and any other information relating to the candidate that would be required to be disclosed to solicit a proxy under federal securities law.

        In order for a proposed candidate recommended by a stockholder or stockholders as described above to be considered by the Nominating and Corporate Governance Committee and nominated by the Board for election at an annual meeting of stockholders, the stockholder recommendation and information described above must be sent by certified or registered mail, return receipt requested, to the attention of the Secretary at PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420 and must be received by the Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the Company's preceding annual meeting of stockholders.

        When considering potential nominees, the Nominating and Corporate Governance Committee examines a candidate's specific experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company's business environment and willingness to devote adequate time and effort to Board responsibilities. The Committee will also consider, when applicable, whether a candidate's skill and experience would enhance the ability of a particular Board committee to fulfill its duties or satisfy any independence requirements imposed by law, regulation or the National Association of Securities Dealers, Inc.

        Potential nominees may come to the attention of the Nominating and Corporate Governance Committee from current directors, executive officers, stockholders or other persons. The Committee also, from time to time, engages firms that specialize in identifying director candidates.

        Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's credentials and accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as indicated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

        The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the attention of the Secretary at PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420.

        All communications received as set forth in the preceding paragraph will be opened by the Legal Department for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any individual director or group or committee of directors, the Legal Department will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

        It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. The Chairman of the Board of Directors attended the 2003 Annual Meeting. We expect that a majority of our directors will be in attendance at the 2004 Annual Meeting.

DIRECTOR COMPENSATION

        We pay all non-employee directors an annual retainer of $15,000, plus $1,500 for each regularly scheduled board meeting they attend in person or participate in by telephone. We also pay each non-employee director a fee of $1,000 for each regularly scheduled committee meeting that he attends in person or participates in by telephone and $500 for any other special telephonic Board or committee meeting in which he participates. In addition, we reimburse our directors for reasonable expenses in connection with attending board and committee meetings. Based upon the recommendation of an external compensation consultant, the Board approved an increase in Board fees which was effective as of October 1, 2003. Prior to October 1, 2003, the fees were as follows: $12,000 annual retainer; $1,000 for regularly scheduled Board meetings; $500 for each regularly scheduled committee meeting ($750 for committee chair); and $250 for any special telephonic Board or committee meeting ($500 for committee chair).

        Directors are eligible to receive stock options under our existing 1995 Stock Plan, and will be eligible to receive stock options under the Third Amended and Restated 1995 Stock Plan if it is approved by stockholders. On July 10, 2003, in connection with Mr. Bohlin's election to the Board of Directors, we granted Mr. Bohlin options under our existing 1995 Stock Plan to purchase 20,000 shares of Common Stock at an exercise price of $5.18 per share. On September 11, 2003, in connection with Dr. Post's election to the Board of Directors, we granted Dr. Post options under our existing 1995 Stock Plan to purchase 20,000 shares of Common Stock at an exercise price of $6.80 per share. The option grant to each of Mr. Bohlin and Dr. Post vests and becomes exercisable in equal monthly installments over a three-year period from the date of grant so long as the individual continues to be a member of our Board of Directors.

        Annually, the non-employee directors receive an additional option grant. On November 13, 2003, we granted each of Messrs. Baker, Bohlin, McCance, Ringo, Sharrock and Zenner an option under our existing 1995 Stock Plan to purchase 10,000 shares of Common Stock, at an exercise price of $6.68 per share. Each option grant vests and becomes exercisable in equal monthly installments over a one-year period from the date of grant so long as the individual continues to be a member of our Board of Directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information about the beneficial ownership of our Common Stock as of February 29, 2004, except as otherwise noted, by:

  •
  each named executive officer (as defined under the heading, "Summary Compensation Table");

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        We are not aware of any person who beneficially owns more than five percent of our Common Stock. This information is based upon information received from or on behalf of the individuals named below. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420.

        We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated in the footnotes below, we believe, based on the information furnished or otherwise available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 52,191,092 shares of Common Stock outstanding as of February 29, 2004.

        In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 29, 2004 were deemed to be outstanding. We did not deem such shares to be outstanding, however, for the purpose of computing the percentage ownership of any other person. Asterisks indicate beneficial ownership of less than one percent.

Name and Address of Beneficial Owner	Number of Shares	Number of Shares Subject to Options (1)	Percent
Malcolm L. Gefter, Ph.D. (2)	452,500	1,132,755	3.0%
William K. Heiden	22,000	226,666	*
Kevin F. McLaughlin	104,000	439,932	1.0
Marc B. Garnick, M.D. (3)	521,491	780,319	2.5
James E. Vath, Ph.D. (4)	2,412	142,283	*
G. Leonard Baker, Jr. (5) c/o Sutter Hill Ventures 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304	1,144,230	44,166	2.3
Garen G. Bohlin c/o Syntonix Pharmaceuticals, Inc. 9 Fourth Avenue Waltham, MA 02451	—	9,165	*
Henry F. McCance c/o Greylock Limited Partnership 880 Winter Street Waltham, MA 02451	70,270	44,166	*
Leonard E. Post, Ph.D. c/o Onyx Pharmaceuticals, Inc. 3031 Research Drive Richmond, CA 94806	—	3,888	*
William R. Ringo 4906 Deer Ridge Drive North Carmel, IN 46033	600	44,166	*
David B. Sharrock 1011 Barcamil Way Naples, FL 34110	63,750	55,416	*
Patrick J. Zenner 15384 Milan Lane Naples, FL 34110	—	41,665	*
All directors and executive officers as a group (13 persons)	2,381,253	3,004,587	9.8

(1)
Reflects the number of shares issuable upon the exercise of options exercisable within 60 days of February 29, 2004.

(2)
Includes 6,500 shares held by Dr. Gefter as custodian for his daughter and 6,500 shares held by Dr. Gefter as custodian for his son.

(3)
Includes 25,270 shares of Common Stock held by the Garnick Family 1999 Grantor Retained Annuity Trust and 36,000 shares of Common Stock held by the Garnick Family 2003 Grantor Retained Annuity Trust. Dr. Garnick is the trustee of both trusts.

(4)
Effective January 2004, Dr. Vath is no longer deemed an executive officer of the Company.

(5)
Includes 722,765 shares of Common Stock held by Sutter Hill Ventures and affiliated entities, as to which Mr. Baker, a member of our Board of Directors and a managing director of the general partner of Sutter Hill Ventures, shares voting and investment power with the other managing directors of the general partner of Sutter Hill Ventures, and also includes shares of Common Stock held by Mr. Baker and his related family entities. Mr. Baker disclaims beneficial ownership of the shares of Common Stock held by Sutter Hill Ventures and the other affiliated entities, except to the extent of his proportionate partnership interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and stockholders who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during or in respect of the fiscal year ended December 31, 2003, the Company is not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year, except for the inadvertent late reporting of a gift of stock by Dr. Gefter and the inadvertent late reporting of an option grant to James E. Vath, Ph.D. to purchase 30,000 shares of Common Stock. Dr. Gefter's transaction, executed in December 2002, was reported on a Form 5 filed with the Securities and Exchange Commission in April 2003. Dr. Vath's transaction was reported on a Form 4 for the month of July 2003, which was filed with the Securities and Exchange Commission in November 2003.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding our equity compensation plans as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	8,357,077	$7.33	1,733,293
Equity Compensation Plans Not Approved By Security Holders	—	Not Applicable	—
Total	8,357,077	$7.33	1,733,293	(1)

(1)
Includes 1,487,759 shares of Common Stock available for issuance under our existing 1995 Stock Plan and 245,534 shares of Common Stock available for issuance under our Amended and Restated Employee Stock Purchase Plan. In addition to stock options, awards under our existing 1995 Stock Plan may take the form of other stock awards specified in that plan. If such awards are granted, they will reduce the number of shares of Common Stock available for issuance pursuant to future stock option awards.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

        The following table sets forth all compensation earned, including salary, bonuses, stock options and other compensation, during the fiscal years ended December 31, 2003, 2002 and 2001 by Malcolm L. Gefter, Ph.D., our chief executive officer, and each of our four other executive officers as of December 31, 2003. We may refer to these officers as our "named executive officers" in other parts of this proxy statement.

Long-Term Compensation
Annual Compensation
Name and Position(s)					Securities Underlying Options		All Other Compensation
	Year	Salary		Bonus
Malcolm L. Gefter, Ph.D. Chairman of the Board and Chief Executive Officer	2003 2002 2001	$382,200 362,625 345,313		$191,100 182,000 110,000	175,000 255,000 39,286	(1) (2)	— — —
William K. Heiden President and Chief Operating Officer	2003 2002	367,500 224,808	(4)	147,000 140,000	120,000 600,000		$152,060 161,197	(3) (5)
Kevin F. McLaughlin Chief Financial Officer, Executive Vice President, Treasurer and Secretary	2003 2002 2001	246,750 233,678 217,294		74,025 70,500 40,000	87,500 162,500 20,195	(6) (7)	— — —
Marc B. Garnick, M.D. Executive Vice President and Chief Medical Officer	2003 2002 2001	314,080 300,988 288,221		94,224 60,400 42,000	175,000 30,000 20,455	(8) (9)	— — —
James E. Vath, Ph.D. (10) Senior Vice President, Research	2003 2002 2001	202,000 201,090 169,770		16,160 10,100 —	12,500 30,000 31,500		— — —

(1)
Excludes options to purchase 14,286 shares of Common Stock granted on January 24, 2002 in connection with a bonus earned in 2001 under our Executive Management Bonus Plan.

(2)
Includes options to purchase 14,286 shares of Common Stock granted on January 24, 2002 in connection with a bonus earned in 2001 and excludes options to purchase 2,308 shares of Common Stock granted on January 30, 2001 in connection with a bonus earned in 2000, in each case awarded under our Executive Management Bonus Plan. Excludes 200,000 shares of Common Stock underlying an option which was restored to Dr. Gefter, and the shares returned to the Company, in 2001 as part of the rescission of the exercise of such option in 2001.

(3)
Represents the forgiveness of $100,000 of principal, as well as $52,060 in imputed interest which is required to be recognized as income under the Internal Revenue Code of 1986, as amended, with respect to Mr. Heiden's loan, which is described more fully under "Certain Relationships and Related Party Transactions."

(4)
Mr. Heiden joined the Company as our President and Chief Operating Officer on May 9, 2002. This amount represents the total salary earned by Mr. Heiden during 2002 and is based upon an annual salary of $350,000.

(5)
Represents $133,797 in payments made to or on behalf of Mr. Heiden for expenses incurred in connection with his relocation to Massachusetts from New Jersey, including $8,846 paid to Mr. Heiden for taxes payable by him as a result of such relocation payments, and $27,400 in imputed interest which is required to be recognized as income under the Internal Revenue Code of 1986, as amended, with respect to Mr. Heiden's loan, which is described more fully under "Certain Relationships and Related Party Transactions."

(6)
Excludes options to purchase 5,195 shares of Common Stock granted on January 24, 2002 in connection with a bonus earned in 2001 under our Executive Management Bonus Plan.

(7)
Includes options to purchase 5,195 shares of Common Stock granted on January 24, 2002 in connection with a bonus earned in 2001 and excludes options to purchase 646 shares of Common Stock granted on January 30, 2001 in connection with a bonus earned in 2000, in each case awarded under our Executive Management Bonus Plan.

(8)
Excludes options to purchase 5,455 shares of Common Stock granted on January 24, 2002 in connection with a bonus earned in 2001 under our Executive Management Bonus Plan.

(9)
Includes options to purchase 5,455 shares of Common Stock granted on January 24, 2002 in connection with a bonus earned in 2001 and excludes options to purchase 923 shares of Common Stock granted on January 30, 2001 in connection with a bonus earned in 2000, in each case awarded under our Executive Management Bonus Plan.

(10)
Effective January 2004, Dr. Vath is no longer deemed an executive officer of the Company.

Option Grants in Fiscal 2003

        The following table shows information regarding options we granted to the named executive officers under our existing 1995 Stock Plan during the year ended December 31, 2003. We have never granted any stock appreciation rights. The maximum term of each option granted is ten years from the date of grant, subject to earlier termination in the event of resignation or termination of employment. The percentage of the total options granted to employees in 2003 shown in the table below is based on options to purchase an aggregate of 1,595,443 shares of Common Stock granted to our employees, directors and consultants during the year. The exercise price of each option is equal to the fair market value of the Common Stock on the date of grant as determined by the Compensation Committee of our Board of Directors.

        The potential realizable values are net of the exercise prices and before taxes associated with the exercise, and are based on the assumption that our Common Stock appreciates at the annual rate shown from the date of the grant until the expiration of the ten-year option term. We have calculated these numbers based on the rules of the Securities and Exchange Commission, and they do not represent our estimate or projection of future Common Stock prices. The amounts reflected in the table may not necessarily be achieved. The actual amount the executive officer may realize will depend upon the extent to which the stock price exceeds the exercise price of the options on the exercise date.

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year
Name				Exercise Price Per Share	Expiration Date
						5%	10%
Malcolm L. Gefter, Ph.D.	175,000	(1)	11.0%	$6.68	11/13/13	$735,178	$1,863,085
William K. Heiden	120,000	(1)	7.5	6.68	11/13/13	504,122	1,277,544
Kevin F. McLaughlin	87,500	(1)	5.5	6.68	11/13/13	367,589	931,542
Marc B. Garnick, M.D.	87,500 87,500	(1) (1)	11.0	3.22 6.68	1/23/13 11/13/13	177,191 367,589	449,037 931,542
James E. Vath, Ph.D.	12,500	(2)	0.8	4.90	7/1/13	38,520	97,617

(1)
These options vest and become exercisable in equal monthly installments over a three-year period so long as the optionee remains employed by the Company. These options shall automatically become fully vested and exercisable upon the termination of the optionee's employment upon or after a change of control of the Company.

(2)
These options vest and become exercisable over a five-year period so long as the optionee remains employed by the Company. Options with respect to 20% of the shares vest and become exercisable on July 1, 2004 if the optionee is then employed by the Company, and options with respect to the remaining shares vest and become exercisable in equal monthly installments thereafter. These options shall automatically become fully vested and exercisable upon the termination of the optionee's employment upon or after a change of control of the Company.

Aggregated Option Exercises in Last Fiscal Year and Option Values at December 31, 2003

        The following table provides information concerning option exercises by the named executive officers during the year ended December 31, 2003 and the number and value of unexercised options held by the named executive officers at December 31, 2003. The value realized on option exercises is calculated based on the fair market value per share of Common Stock on the date of exercise less the applicable exercise price.

        The value of unexercised in-the-money options held at December 31, 2003 represents the total gain which the option holder would realize if he exercised all of the in-the-money options held at December 31, 2003, and is determined by multiplying the number of shares of Common Stock underlying the options by the difference between $6.44, which was the closing price per share of our Common Stock on the Nasdaq National Market on December 31, 2003, and the applicable per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

			Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The-Money Options at December 31, 2003
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Malcolm L. Gefter, Ph.D.	—	—	1,127,616	847,460	$4,391,308	$1,526,576
William K. Heiden	10,000	$16,500	183,333	526,667	514,800	1,172,600
Kevin F. McLaughlin	27,000	193,757	420,154	203,557	1,483,553	214,423
Marc B. Garnick, M.D.	—	—	799,873	237,958	2,018,524	197,407
James E. Vath, Ph.D.	—	—	130,308	65,525	35,510	107,605

Employment Agreements/Change of Control Arrangements

        None of our named executive officers has an employment agreement, although all of our executive officers have entered into agreements that contain non-disclosure and non-solicitation restrictions and covenants.

        On May 9, 2002, William K. Heiden became our President and Chief Operating Officer. Mr. Heiden and the Company entered into a letter agreement dated as of May 9, 2002 which provides that in the event of a change of control of the Company, Mr. Heiden will receive certain severance payments if his employment is terminated either by the Company without cause or voluntarily by him as a result of an adverse and material diminution in duties, a material reduction in annual compensation or an increase in his daily commute of more than 50 miles. If a change of control occurs and Mr. Heiden is terminated, he will receive a lump sum payment equal to two times the sum of his annual salary and target bonus award for the year in which such change of control occurs. The agreement also provides for the continuation of certain insurance coverage, at no cost to Mr. Heiden, for a period of two years following such termination. Under the agreement, Mr. Heiden is also entitled to reimbursement of certain legal expenses.

        Consistent with the terms of this agreement, Mr. Heiden was also granted options to purchase 600,000 shares of Common Stock, at an exercise price of $3.58 per share. These options vest and become exercisable over a five-year period. However, these options will automatically become fully vested and exercisable immediately upon the occurrence of a change of control of the Company, if at such time Mr. Heiden is employed by the Company. In addition, Mr. Heiden's agreement with the Company provides that all future stock options granted to him will become fully vested and exercisable upon the termination of Mr. Heiden's employment upon or after a change of control of the Company if such termination would entitle Mr. Heiden to a lump sum severance payment under his agreement with the Company.

        We also entered into letter agreements, effective as of May 9, 2002, with three of our other executive officers (Malcolm L. Gefter, Kevin F. McLaughlin and Marc B. Garnick). These agreements provide for lump sum cash severance payments and continued benefits in the event of a change of control of the Company that are substantially consistent with those of Mr. Heiden described above. These agreements also provide that all future stock options granted to Messrs. Gefter, McLaughlin and Garnick on or after May 9, 2002 will become fully vested and exercisable upon the termination of their employment upon or after a change of control of the Company if such termination would entitle them to a lump sum severance payment under the terms of their letter agreements.

        On November 1, 2000, the Compensation Committee of the Board of Directors approved a grant to Dr. Gefter of options to purchase 500,000 shares of our Common Stock, at an exercise price of $25.38 per share. These options vest and become exercisable in equal monthly installments over an eight-year period. However, these options will automatically become fully vested and exercisable immediately upon the occurrence of a change of control of the Company, if at such time Dr. Gefter is employed by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is currently, or has been at any time since our formation, one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is comprised of William R. Ringo, David B. Sharrock and Patrick J. Zenner, each of whom is an "independent director" under the applicable rules of the National Association of Securities Dealers, Inc., a "Non-Employee Director" within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Sharrock has been appointed to serve as the Chairman of the Compensation Committee. The Compensation Committee is responsible for reviewing and recommending salaries for the Company's executive officers, reviewing and recommending compensation for members of the Board of Directors, approving incentives and other forms of compensation for the Company's executive officers and administering our existing 1995 Stock Plan, Executive Management Bonus Plan and Amended and Restated Employee Stock Purchase Plan, and providing recommendations and assistance in succession planning for executive officers. The Compensation Committee met six times during fiscal year 2003 to review executive and director compensation policies, incentive compensation programs for executive officers and employees, and individual salaries and awards for executive officers. Decisions made by the Compensation Committee are reported to the full Board of Directors for approval or ratification, as appropriate.

Compensation Philosophy

        The general philosophy of the Company's compensation program is to align compensation with business objectives and performance. The Company's compensation policies are intended to attract, motivate, reward and retain highly qualified executives and other key employees for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific Company goals, both individual and corporate, and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. Key elements of this philosophy include:

  •
  salaries that are competitive with other biotechnology companies with which the Company competes for talent, determined by comparing the Company's pay practices with these companies and the establishment of salary parameters based on this review; and

  •
  significant equity-based incentives for executive officers and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

        The Company's executive compensation consists of three key components: base salary, annual bonus awards and stock incentives. Each of these components is intended to complement the others, and, taken together, to satisfy the Company's compensation objectives. The Compensation Committee's policies with respect to these three components, including the bases for the compensation awarded to Malcolm L. Gefter, Ph.D., the Company's Chief Executive Officer, are discussed below.

Executive Compensation

Base Salary

        The Compensation Committee reviews annually the Chief Executive Officer's base salary and the Chief Executive Officer's recommendation with regard to the base salaries of the other executive officers. When reviewing salaries, the Compensation Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Compensation Committee's objective is to set executive compensation at competitive levels within the biotechnology industry.

Executive Management Bonus Plan

        The Company established the Executive Management Bonus Plan to reward participants, currently limited to the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Medical Officer and Executive Vice President, Discovery Research, for their achievement of individual goals and their contributions to the achievement of corporate performance goals. Each year the Compensation Committee and the full Board of Directors approves both the individual and corporate performance measures selected and the specific financial targets used under the Bonus Plan. The Compensation Committee believes these goals will drive the future success of the Company's business and will enhance stockholder value. The amount of each award is directly related to individual and corporate performance, including the progress of the Company's commercialization efforts, clinical programs and research and development efforts. The amount each participant may be awarded is directly dependent upon the individual's position, responsibility and ability to affect the Company's financial success. The target award value for 2003, as a percentage of base salary, was 50% for the Chief Executive Officer, 40% for the Chief Operating Officer and 30% for each of the Chief Financial Officer and the Chief Medical Officer. The target award values for 2003 were consistent with those set for 2002. The Executive Vice President, Discovery Research, was not eligible to participate in the Executive Management Bonus Plan during 2003.

        The Executive Management Bonus Plan provides for payment in cash of 100% of each award granted. The Bonus Plan also provides that the Compensation Committee, in its sole discretion, may grant a participant an award in an amount up to 1.5 times the participant's target award value multiplied by the participant's base salary.

        The base salary paid and bonuses awarded to the executive officers of the Company for fiscal year 2003 are shown in the Summary Compensation Table appearing on page 14.

Management Incentive Program

        The Company established the Management Incentive Program to reward participants, which may include executive officers who are not eligible to participate in the Executive Management Bonus Plan and other key personnel, for the achievement of individual and corporate goals. Each year the participants in the Management Incentive Program, together with their supervisors, establish individual goals under the program. Members of senior management set the corporate goals under the Management Incentive Program and establish the target cash payment amount for each participant. Payments made under the Management Incentive Program are then determined based on a review of the achievement of the individual and corporate goals and are approved by the Chief Executive Officer and/or Chief Operating Officer. The Compensation Committee oversees the administration of the Management Incentive Program and approved the aggregate amount allocated for awards under the Management Incentive Program for 2003. The bonus awarded under the Management Incentive Plan to the Company's Senior Vice President, Research for fiscal year 2003 is shown in the Summary Compensation Table appearing on page 14.

Stock Options

        The existing 1995 Stock Plan was established to provide all of the Company's employees with an opportunity to share, along with the Company's stockholders, in the long-term performance of the Company. Stock options only have value to the employee if the market price of the Common Stock appreciates in value from the date the stock options are granted.

        Grants of stock options are generally made upon commencement of employment, with additional grants being made periodically to eligible employees, and, occasionally, following a significant change in job responsibility, scope or title. Stock options generally have vesting schedules of five years and expire ten years from the date of grant. The exercise price of options granted under our existing 1995 Stock Plan is usually 100% of fair market value of the Common Stock on the date of grant.

        The Compensation Committee periodically reviews the vesting status and number of options held by the Company's executive officers to determine if additional grants are appropriate to maintain long-term incentives. The options awarded to the executive officers of the Company in fiscal year 2003 are shown in the Option Grants in Fiscal 2003 table appearing on page 15.

Chief Executive Officer Compensation

        Malcolm L. Gefter's base salary for fiscal year 2003 was $382,200, and he received a cash bonus under the Executive Management Bonus Plan of $191,100. In 2003, the Compensation Committee also granted Dr. Gefter an option to purchase 175,000 shares of Common Stock, at an exercise price of $6.68 per share. These options vest and become exercisable in ratable monthly installments over a three-year period so long as Dr. Gefter remains employed with the Company.

        In evaluating Dr. Gefter's performance and in setting his 2004 salary level, as well as his target award value for 2004 as a percentage of his base salary for purposes of his bonus under the Executive Management Bonus Plan, the Compensation Committee considered the factors described above for all executive officers and primarily focused on Dr. Gefter's achievement of certain key goals, including securing marketing approval for the Company's first product from the United States Food and Drug Administration and advancing the Company's research and clinical development programs, in particular its programs in Alzheimer's disease and non-Hodgkin's lymphoma. The purpose of the option grant to Dr. Gefter in 2003 was to maintain long-term incentives for Dr. Gefter to continue to contribute to the growth of the Company and enhance stockholder value.

Policy on Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that may be deducted by a public company in any tax year with respect to the company's chief executive officer and each of its four next highest compensated executive officers. This limit does not apply, however, to performance-based compensation, as long as certain conditions are satisfied.

        The Compensation Committee believes that stock options or other compensation granted under the existing 1995 Stock Plan, and under the Third Amended and Restated 1995 Stock Plan if it is approved by stockholders, satisfy the conditions necessary to qualify such compensation as performance-based compensation permitted to be excluded from the $1,000,000 compensation deduction limitation in accordance with the Internal Revenue Code and related regulations. The Compensation Committee's general policy is to take into account the deductibility of compensation in determining the type and amount of compensation payable to executive officers.

Respectfully submitted by the Compensation Committee:

  David B. Sharrock, Chairman
  William R. Ringo
  Patrick J. Zenner

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On May 16, 2002, the Company extended a $1.0 million loan to William K. Heiden in connection with his acceptance of employment as the Company's President and Chief Operating Officer. The loan is full recourse, uncollateralized, bears no interest and becomes due and payable on May 16, 2012. Under the terms of the promissory note evidencing the loan, 10% of the original loan principal will be forgiven annually on each anniversary date of the promissory note, provided that Mr. Heiden remains an employee of the Company. The Company is not responsible for the personal income tax implications related to the forgiveness of the loan. The outstanding balance of the loan shall become immediately due and payable upon Mr. Heiden's voluntary termination of employment with the Company, other than as a result of an adverse and material diminution in duties, a material reduction in annual compensation or an increase in his daily commute of more than 50 miles, or upon termination by the Company of Mr. Heiden's employment for cause. Since January 1, 2003, the largest aggregate indebtedness under the loan was $1.0 million. As of February 29, 2004, the aggregate outstanding indebtedness under the loan was $900,000. The loan to Mr. Heiden was made prior to the adoption of the Sarbanes-Oxley Act of 2002. In compliance with the Sarbanes-Oxley Act, the Company no longer makes personal loans to executive officers.

        The foregoing transaction was approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        The following graph shows the total stockholder return on an initial investment of $100 in cash on April 27, 2000, the date our Common Stock began to trade on the Nasdaq National Market, through December 31, 2003 for (i) our Common Stock, (ii) The Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Pharmaceutical Index. The starting point for our Common Stock represents the actual initial public offering price of $10.00 per share. All values assume reinvestment of the full amount of all dividends, if any. The performance shown is not necessarily indicative of future performance.

Comparison of forty-four month cumulative total return among
PRAECIS PHARMACEUTICALS INCORPORATED,
the Nasdaq Stock Market (U.S.) Index and the Nasdaq Pharmaceutical Index

	4/27/00	12/31/00	12/31/01	12/31/02	12/31/03
PRAECIS PHARMACEUTICALS INCORPORATED	100.00	292.50	58.20	32.50	64.40
Nasdaq Stock Market (U.S.) Index	100.00	65.32	51.85	35.84	53.59
Nasdaq Pharmaceutical Index	100.00	124.30	105.94	68.46	100.33

PROPOSAL NO. 2

APPROVAL OF THIRD AMENDED

AND RESTATED 1995 STOCK PLAN

        In this proposal, you are being asked to approve the Company's Third Amended and Restated 1995 Stock Plan, which amends and restates our existing 1995 Stock Plan, to both increase the number of shares of Common Stock authorized for issuance under the existing 1995 Stock Plan, as well as to extend the term of the existing 1995 Stock Plan. We are seeking stockholder approval of the Third Amended and Restated 1995 Stock Plan to:

  •
  increase by 1,500,000 the number of shares of Common Stock authorized for issuance under the existing 1995 Stock Plan;

  •
  extend the term of the existing 1995 Stock Plan from January 5, 2005 through January 5, 2015; and

  •
  permit the continued grant of awards under the Third Amended and Restated Stock Plan which will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, as further described below.

Amendment and Restatement of the Stock Plan

        Our Board of Directors and our stockholders approved and adopted a Second Amended and Restated 1995 Stock Plan in February 2000, which became effective upon the closing of our initial public offering in May 2000, and under which 11,375,000 shares of Common Stock were authorized and reserved for issuance. In March 2002, the Board approved an amendment to the Second Amended and Restated Stock Plan to increase by 3,000,000 the number of shares authorized for issuance, which amendment was approved by our stockholders in May 2002 (as noted earlier in this proxy statement, the Second Amended and Restated 1995 Stock Plan, as so amended, is referred to herein as the "existing 1995 Stock Plan"). The existing 1995 Stock Plan is scheduled to expire on January 5, 2005, except as to options or awards outstanding on that date.

        As of February 29, 2004, 1,358,357 shares of Common Stock remained available for issuance of new awards under the existing 1995 Stock Plan. The Board of Directors believes that increasing the number of shares of Common Stock available for such issuance will enhance our flexibility in connection with providing long-term equity incentives and better enable the Company to retain and motivate our current employees. In addition, the Board believes that this amendment will help the Company successfully compete for qualified employees, officers and directors in an environment of competitive hiring, by providing them with an ownership interest in the Company.

        Accordingly, the Board approved and adopted the Third Amended and Restated 1995 Stock Plan, whereby, if our stockholders approve the Third Amended and Restated 1995 Stock Plan, the existing 1995 Stock Plan will be amended and restated to increase the number of shares of Common Stock authorized for issuance under the existing 1995 Stock Plan by 1,500,000 shares (from 14,375,000 to 15,875,000) and extend the term of the existing 1995 Stock Plan through January 5, 2015.

Approval of the Stock Plan under Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that may be deducted by a public company in any tax year with respect to the company's chief executive officer and four next highest compensated executive officers. This limit does not apply, however, to compensation which qualifies as performance-based compensation, as long as certain conditions are satisfied. One such condition is that any plan under which the performance-based compensation is granted must be approved by the company's stockholders. Accordingly, in order to permit the Company to continue to grant performance-based compensation under the Third Amended and Restated 1995 Stock Plan it must be approved by our stockholders.

        The Company believes that stock options or other compensation granted under the existing 1995 Stock Plan satisfy the conditions necessary to qualify such compensation as performance-based compensation permitted to be excluded from the $1,000,000 compensation deduction limitation in accordance with the Internal Revenue Code and related regulations. In addition, if this Proposal No. 2 is approved by our stockholders, the Company believes that stock options or other compensation to be granted under the Third Amended and Restated 1995 Stock Plan will be eligible to qualify as performance-based compensation permitted to be excluded from the $1,000,000 compensation deduction limitation.

        If this Proposal No. 2 is not approved by our stockholders, the existing 1995 Stock Plan will continue to be in effect in its current form, the term of the existing 1995 Stock Plan will not be extended and the number of shares of Common Stock that may be issued under the existing 1995 Stock Plan will remain at 14,375,000 shares.

        The text of the Third Amended and Restated 1995 Stock Plan is set forth as Appendix B to this proxy statement. In addition, the material features of the Third Amended and Restated 1995 Stock Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the plan. Accordingly, this summary is qualified in its entirety by reference to Appendix B.

Material Features of the Third Amended and Restated 1995 Stock Plan

        The purpose of the Third Amended and Restated 1995 Stock Plan is to provide a flexible, long-term vehicle to attract, retain and motivate officers, directors, employees and consultants. By providing equity ownership opportunities in the Company, the Third Amended and Restated 1995 Stock Plan is intended to better align the interests of officers, directors, employees and consultants with those of our stockholders and thereby enhance our performance and profitability.

        The Compensation Committee of the Board of Directors administers the existing 1995 Stock Plan and will administer the Third Amended and Restated 1995 Stock Plan, which, if it is approved by stockholders, will supersede the existing 1995 Stock Plan. Under the terms of the Third Amended and Restated 1995 Stock Plan, the Compensation Committee may grant incentive stock options, non-qualified stock options, awards of Common Stock and opportunities to make direct purchases of Common Stock, to employees, directors and consultants of the Company or any of our current or future subsidiaries, provided that the Committee may only grant incentive stock options to persons who are employees at the time of the grant. The Company has never granted restricted stock awards under the existing 1995 Stock Plan. If the Third Amended and Restated 1995 Stock Plan is approved by stockholders, the ability to grant restricted stock awards, which exists under the existing 1995 Stock Plan, will be eliminated.

        As of February 29, 2004, approximately 172 employees, seven non-employee directors and five consultants were eligible to participate in the existing 1995 Stock Plan.

        The Third Amended and Restated 1995 Stock Plan limits the number of shares of Common Stock, including Common Stock underlying stock options, awards of Common Stock or shares of Common Stock permitted to be directly purchased, to an aggregate of 50% of the total number of shares of Common Stock authorized to be issued under the plan.

        Under the Third Amended and Restated Stock Plan, the exercise price per share of Common Stock:

  •
  for incentive and non-qualified stock options must be no less than fair market value per share of Common Stock on the date of grant; and

  •
  for incentive stock options granted to an employee owning more than 10% of the total combined voting power of all classes of our capital stock, or of any related company, must not be less than 110% of the fair market value per share of the Common Stock on the date of the grant.

        Initially, each incentive stock option granted is exercisable over a period determined by the Compensation Committee in its discretion, not to exceed ten years from the date of grant as required by the Internal Revenue Code. In addition, the exercise period for an incentive stock option may not exceed five years from the date of grant if the option is granted to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of our stock. The Compensation Committee generally has the right to accelerate the exercisability of any options granted under the Third Amended and Restated 1995 Stock Plan which would otherwise be unexercisable. Upon any consolidation or merger, the Committee or the board of directors of any entity assuming our obligations under the plan may make equitable adjustments to the options granted under the plan, accelerate the exercisability of those options or terminate them in exchange for a cash payment.

        The existing 1995 Stock Plan is scheduled to expire on January 5, 2005, except as to options or awards outstanding on that date. The Board of Directors may terminate or amend the plan at any time, but only if the amendment or termination would not adversely affect a participant's rights under any stock option or other award previously granted under the plan. In addition, if stockholder approval of any amendment is required to comply with law, then the amendment will not be not effective without the required stockholder approval.

        In connection with the amendment of the existing 1995 Stock Plan in 2002, the Board of Directors adopted a resolution providing that it would not, without the prior approval of the Company's stockholders, amend any stock option or other award outstanding under the plan to reduce the exercise price of such stock option or award (other than ordinary course equitable adjustments made in connection with transactions affecting the Common Stock), or cancel any stock option or other award outstanding under the plan and then subsequently regrant to the affected participant the same stock option or award with a lower exercise price. In connection with this Proposal, the plan has also been revised to reflect this Board action. The Company has never amended any stock option or other award outstanding under the plan to reduce the exercise price of such stock option or award or otherwise taken any action to reprice any outstanding stock option or other award.

        On February 27, 2004, the last reported sale price of the Common Stock on the Nasdaq National Market was $5.92. The following table sets forth as of February 29, 2004, the aggregate number of shares of Common Stock underlying options granted under the existing 1995 Stock Plan, whether or not such options have been exercised, for the individuals or groups identified:

Name or Group	Number of Shares of Common Stock Underlying Options Granted
Malcolm L. Gefter, Ph.D. Chairman of the Board and Chief Executive Officer	2,390,076
William K. Heiden President and Chief Operating Officer	720,000
Kevin F. McLaughlin Chief Financial Officer, Executive Vice President, Treasurer and Secretary	792,711
Marc B. Garnick, M.D. Executive Vice President and Chief Medical Officer	1,711,830
James E. Vath, Ph.D. Senior Vice President, Research	195,833
All executive officers as a group	5,969,200
All directors who are not executive officers as a group	322,500
G. Leonard Baker, Jr.	50,000
Garen G. Bohlin	30,000
Henry F. McCance	50,000
Leonard E. Post, Ph.D.	20,000
William R. Ringo	50,000
David B. Sharrock	72,500
Patrick J. Zenner	50,000
All employees other than executive officers	3,918,624

Federal Income Tax Consequences of the Third Amended and Restated 1995 Stock Plan

        Certain relevant federal income tax effects applicable to options and other awards which have been made under the existing 1995 Stock Plan, or may be made under the Third Amended and Restated 1995 Stock Plan if it is approved by stockholders, are described below. The following description is only a summary, and reference is made to the Internal Revenue Code and the regulations promulgated thereunder for a complete statement of all relevant federal tax provisions.

Non-Qualified Stock Options

        An optionee generally will not be taxed upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. We will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income. If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss, depending upon the length of time such shares were held by the optionee.

Incentive Stock Options

        An optionee will not be in receipt of taxable income upon the grant or exercise of an incentive stock option. If stock acquired pursuant to the timely exercise of an incentive stock option is later disposed of, the optionee will, except as noted below, recognize long-term capital gain or loss equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, we will not be entitled to any federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such stock by the optionee. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains our employee at all times during the period beginning on the date of grant of the incentive stock option and ending on the date 90 days before the date of exercise (or 180 days before the date of exercise in the case of a disabled optionee). If, however, stock acquired pursuant to the exercise of an incentive stock option is disposed of by the optionee prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date such stock is transferred to the optionee upon exercise, known as a disqualifying disposition, any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition at ordinary income rates. In such case, we may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Other Tax Considerations

        State tax consequences may in some cases differ from the federal tax consequences. In addition, awards under the plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above. The foregoing summary of the income tax consequences in respect of the plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Effect of Third Amended and Restated 1995 Stock Plan

        Except as described above, the Third Amended and Restated 1995 Stock Plan will not alter any other terms of the existing 1995 Stock Plan. The proceeds received from the Company from the exercise of options to purchase Common Stock under the Third Amended and Restated 1995 Stock Plan will be used for general corporate purposes.

        If the Third Amended and Restated 1995 Stock Plan is not approved by stockholders, the Compensation Committee will continue to grant awards under the existing 1995 Stock Plan through January 5, 2005, at which time the existing 1995 Stock Plan will expire, except as to outstanding options and awards at that time.

Approval of the Third Amended and Restated 1995 Stock Plan

        The Board believes that stockholder approval, and thus the effectiveness, of the Third Amended and Restated 1995 Stock Plan will better enable the Company to retain and motivate its current employees and successfully compete for qualified personnel in an environment of competitive hiring.

        The Board of Directors recommends a vote "FOR" Proposal No. 2 to approve the Company's Third Amended and Restated 1995 Stock Plan, to increase by 1,500,000 the number of shares of Common Stock authorized for issuance under the existing 1995 Stock Plan and to extend the term of the existing 1995 Stock Plan through January 5, 2015.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has the responsibility and authority described in the Amended and Restated Audit Committee Charter, which has been approved by the Board of Directors. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. The members of the Audit Committee meet the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the applicable rules of the National Association of Securities Dealers, Inc. The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with Ernst & Young LLP, the Company's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 ("Communication With Audit Committees"). In addition, the Audit Committee has received the written disclosures and the letter required by Independence Standards Board No. 1, as modified or supplemented, has discussed with Ernst & Young LLP their independence from management and the Company, and has considered the compatibility of non-audit services performed for the Company by Ernst & Young LLP with Ernst & Young LLP's independence as auditors.

        The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee met four times during 2003 and acted by unanimous written consent once. In addition, at least a majority of the Audit Committee members were present at meetings of the Board of Directors during fiscal year 2003 at which the Company's management reviewed the Company's quarterly financial results and other financial information.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission, and the Board of Directors approved such inclusion. The Audit Committee also appointed Ernst & Young LLP as the Company's independent auditors for fiscal year 2004, and the Board of Directors ratified such appointment.

Respectfully submitted by the Audit Committee:

  Garen G. Bohlin, Chairman
  G. Leonard Baker, Jr.
  Henry F. McCance

INDEPENDENT AUDITOR FEES

        Fees for professional services provided by Ernst & Young LLP, our independent auditors, in each of the last two fiscal years, in each of the following categories, were as described below:

Audit Fees

        Ernst & Young LLP billed the Company for aggregate fees of $133,000 and $124,437 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2003 and 2002, respectively, and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of each fiscal year.

Audit-Related Fees

        Fees for audit-related services totaled $10,000 in fiscal 2003 and $5,500 in fiscal 2002. Audit-related services principally included accounting consultations and advice on compliance with the Sarbanes-Oxley Act of 2002.

Tax Services

        Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $36,230 in fiscal 2003 and $43,900 in fiscal 2002.

All Other Fees

        Fees for all other services not included above totaled $6,000 in fiscal 2003 and $1,500 in fiscal 2002, principally consisting of fees for online accounting research tools.

        The Audit Committee considered all of the activities described above to be compatible with the maintenance of Ernst & Young LLP's independence.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by Ernst & Young LLP. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such approvals to the Audit Committee at its next scheduled meeting. Management provides the Audit Committee with an update of the services provided by, and fees paid to, Ernst & Young LLP at each regularly scheduled Audit Committee meeting.

        The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by Ernst & Young LLP during fiscal 2003.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditors for fiscal year 2004, and the Board of Directors has ratified such appointment. Ernst & Young LLP has audited the Company's consolidated financial statements since the Company's inception in 1993.

Ratification of Appointment of Ernst & Young LLP as Independent Auditors

        The Board of Directors has directed that the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004 be submitted for ratification by the stockholders at the Company's 2004 annual meeting. Stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004 is not required by the Company's Third Amended and Restated By-Laws or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004, the Board of Directors will consider the matter at its next meeting.

        It is anticipated that one or more representatives of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders.

        The Board of Directors recommends a vote "FOR" Proposal No. 3 to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004.

OTHER MATTERS

        The Board of Directors knows of no other items of business to be brought before the annual meeting other than as described above. If any other items of business should properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with regard to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

STOCKHOLDER PROPOSALS

        Under the rules and regulations of the Securities and Exchange Commission, to be eligible for inclusion in our proxy statement for our 2005 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than November 29, 2004 and must otherwise satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

        In accordance with our Third Amended and Restated By-Laws, proposals of stockholders intended for presentation at the 2005 annual meeting of stockholders (but not intended to be included in our proxy statement for that meeting) may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than January 14, 2005 and no later than February 13, 2005. The notice must contain certain information as specified in our Third Amended and Restated By-Laws. Any such proposal received after February 13, 2005 will not be considered "timely" for purposes of Rule 14a-4(c)(1) of the federal proxy rules, and the proxies designated by the Company for such meeting will have discretionary authority to vote with respect to any such proposal.

ANNUAL REPORT AND FORM 10-K

        The Company is sending, prior to or concurrently with this proxy statement, to all of its stockholders of record as of March 22, 2004, a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2003. The Annual Report to Stockholders contains the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003.

        A copy of the Company's Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission is available without charge upon the written request of any stockholder to PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420, Attention: Investor Relations, or by calling the Company at (781) 795-4100.

March 29, 2004

APPENDIX A

RESTATED CHARTER
OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
PRAECIS PHARMACEUTICALS INCORPORATED
AS ADOPTED BY THE BOARD ON NOVEMBER 13, 2003

1.
AUTHORITY

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of PRAECIS PHARMACEUTICALS INCORPORATED (the "Company") is established pursuant to Article III, Section 8 of the Company's Third Amended and Restated By-Laws and Section 141(c) of the Delaware General Corporation Law. The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual meeting of the Board or at such other time as may be determined by the Board. The Company shall provide for appropriate funding for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties as well as funding for advisors to the Committee, as provided below. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

2.
PURPOSE OF THE COMMITTEE

        The Committee's purpose is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company.

3.
COMPOSITION OF THE COMMITTEE

        Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Act and any additional requirements that the Board determines appropriate.

        Each member of the Committee shall be an "independent" director within the meaning of the Nasdaq Marketplace Rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, under exceptional and limited circumstances, one director who is not independent within the meaning of the Nasdaq Marketplace Rules may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its stockholders and the Company discloses in the next annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. A member appointed under this exception may not serve longer than two years and may not be designated as Chairman of the Committee.

        All members of the Committee shall be financially literate in accordance with the requirements of Nasdaq. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Further, at least one member of the Committee shall be an "audit committee financial expert," as such term as defined in the rules and regulations promulgated pursuant to the Act.

        Any vacancy on the Committee shall be filled by majority vote of the directors that are independent pursuant to the rules and regulations of the Nasdaq and the SEC at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of the Nasdaq and the SEC.

        If a Committee member ceases to be independent for reasons outside the member's reasonable control, and there are fewer than three independent directors on the Committee, the Committee member may remain on the Committee until earlier of the Company's next annual shareholders meeting or one year from the occurrence of the event that caused the failure to have fewer than three independent directors on the Committee.

        If the Company fails to comply with the composition requirements set forth in Section 1 and this section hereto due to one vacancy, and the cure period discussed in the preceding paragraph is not otherwise being relied upon for another member, the Company will have until the earlier of the next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the composition requirements.

4.
MEETINGS OF THE COMMITTEE

        The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet separately at least annually with management and the independent auditors (as defined below) in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee (or the Chairman) should meet or confer with the independent auditors and management quarterly to review the Company's periodic financial statements prior to their filing with the SEC. The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities and provide copies of such minutes to the Board.

5.
DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

        In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee's charter. The charter must specify those matters required by the Nasdaq Marketplace Rules.

        While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following are within the authority of the Committee and the Committee shall,

consistent with and subject to applicable laws and rules and regulations promulgated by the SEC, Nasdaq, or any other regulatory authority:

Selection, Evaluation and Oversight of Auditors

        (1)   In its sole discretion, appoint, retain, determine the compensation for and oversee the public accounting firm to serve as auditors (herein referred to as independent auditors) as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3(b)(2) thereunder, which firm will audit the books and accounts of the Company and its subsidiaries for each fiscal year. The independent auditors shall be responsible to and report directly to the Committee. The Company will provide for appropriate funding for the independent auditors;

        (2)   Review and, in its sole discretion, approve in advance the independent auditors' annual engagement letter, including the proposed fees contained therein, as well as (i) review and pre-approve all audit services and, as provided in Rule 2-01 of Regulation S-X, all permitted non-audit engagements and relationships between the Company and the independent auditors and/or (ii) adopt policies and procedures of the Committee that provide for the pre-approval of specified services to be provided by the independent auditors. Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee or the Chairman of the Committee, and the person or persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

        (3)   Review the performance of the independent auditors, including the lead partner and reviewing partner of the independent auditors, and, in its sole discretion (subject, if applicable, to stockholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

        (4)   Evaluate the independence of the independent auditors by, among other things:

    (i)
    obtaining and reviewing from the independent auditors on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1;

    (ii)
    actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

    (iii)
    taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditors;

    (iv)
    monitoring compliance by the Company's independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

    (v)
    monitoring compliance by the Company and the independent auditors with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

    (vi)
    engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

        (5)   Instruct the independent auditors that they are ultimately accountable to the Committee and the Board as the representatives of the Company's stockholders, and that these stockholder representatives' have ultimate authority and responsibility for the selection (subject to stockholder ratification if applicable), evaluation and, where appropriate, replacement of the independent auditors;

Oversight of Annual Audit and Quarterly Reviews

        (6)   Review and accept, if appropriate, the annual audit plan of the Company's independent auditors, including the timing and scope of audit activities and monitor such plan's progress and results during the year;

        (7)   Confirm through private discussions with the Company's independent auditors and the Company's management that no management restrictions are being placed on the scope of the independent auditors' work;

        (8)   Review with management and the Company's independent auditors the following:

    (i)
    the Company's annual audited financial statements prior to their filing with the SEC;

    (ii)
    all critical accounting policies and such other policies of the Company as are deemed appropriate for review by the Committee;

    (iii)
    all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

    (iv)
    all material written communications between the independent auditors and management of the Company, such as any management letter or any schedule of unadjusted differences; and

    (v)
    any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company;

        (9)   Review and discuss with the independent auditors the results of the year-end audit of the Company, including, in addition to the matters set forth in paragraph (8) above, (as applicable):

    (i)
    any comments or recommendations of the Company's independent auditors;

    (ii)
    the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

    (iii)
    the methods used to account for significant unusual transactions;

    (iv)
    the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    (v)
    management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

    (vi)
    significant recorded and unrecorded audit adjustments;

    (vii)
    any material accounting issues among management and the independent auditors; and

    (viii)
    other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors.

        (10) Based on a review of the year-end audit, recommend to the Board whether the Company's financial statements should be included in the Annual Report on Form 10-K;

Oversight of Financial Reporting Process and Internal Controls

        (11) Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the independent auditors and management of the Company;

        (12) Review the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report;

        (13) Review with the Chief Executive Officer and Chief Financial Officer and independent auditors, periodically, the adequacy and effectiveness of the Company's administrative, disclosure, accounting and internal control policies and procedures, including the independent auditor's judgment as to the quality of the Company's accounting principles and the performance of the internal auditors, and the following:

    (i)
    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, including any significant deficiencies or material weaknesses in internal controls identified by the Company's independent auditors;

    (ii)
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

    (iii)
    any changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have materially affected, or are reasonably likely to have materially affected or are reasonably likely to materially affect, the Company's internal control over financial reporting;

        (14) Receive periodic reports from the Company's independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Company;

        (15) Resolve all disagreements between the Company's management and any engaged registered public accounting firm, including the independent accountants, regarding financial reporting;

        (16) Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors and management, including providing such parties with appropriate opportunities to meet privately with the Committee;

Other Matters

        (17) Meet periodically with the Company's in-house counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

        (18) Prepare the report required by the rules of the SEC to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Company;

        (19) Review and approve or disapprove, or establish and implement policies and procedures for the review and approval or disapproval of, all proposed transactions or courses of dealings with parties related to the Company (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

        (20) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

        (21) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose, the cost of such investigations to be borne by the Company; and

        (22) Perform such additional activities, and consider such other matters within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

1.
Report regularly to the Board on its activities, as appropriate;

2.
Exercise reasonable diligence in gathering and considering all material information;

3.
Understand and weigh alternative courses of conduct that may be available;

4.
Focus on weighing the benefit versus harm to the Company and its stockholders when considering alternative recommendations or courses of action; and

5.
Retain and determine the compensation for such outside counsel, accountants, experts, consultants and other advisors as the Committee may deem appropriate in its sole discretion to assist the Committee in fulfilling its duties and responsibilities, the cost of such outside advisors to be borne by the Company.

* * *

        While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

APPENDIX B

PRAECIS PHARMACEUTICALS INCORPORATED
THIRD AMENDED AND RESTATED 1995 STOCK PLAN

1.
Purpose.

        This Third Amended and Restated 1995 Stock Plan (the "Plan") is intended to benefit and provide incentives:

  (1)
  to the employees of PRAECIS PHARMACEUTICALS INCORPORATED (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code");

  (2)
  to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and

  (3)
  to employees, directors and consultants of the Company and Related Corporations by providing them with certain other types of awards payable in, or based upon the value of, stock in the Company ("Awards"), as described in paragraph 20.

        Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options." Options and Awards are referred to hereinafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

2.
Administration of the Plan.

1.
Board or Committee Administration. The Plan shall be administered by a Committee of not less than two (2) persons, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Code. The members of the Committee shall be appointed by the Company's Board of Directors (the "Board") and shall serve at the pleasure of the Board. If no Committee has been appointed to administer the Plan, the functions of the Committee specified in the Plan shall be carried out by the Board, except that at any time after a registration of any of the Company's stock under the Exchange Act or the Company otherwise becomes subject to the reporting requirements of the Exchange Act, administration by a Committee is required. Subject to the terms of the Plan, the Committee shall have the authority to:

(1)
determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards) to whom Non-Qualified Options and Awards may be granted;

(2)
determine the time or times at which Options or Awards may be granted;

(3)
determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price (if any) of shares subject to each Award;

    (4)
    determine whether each Option granted shall be an ISO or a Non-Qualified Option;

    (5)
    determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

    (6)
    determine whether restrictions such as repurchase rights and other vesting restrictions are to be imposed on shares subject to Options and Awards and the nature of such restrictions, if any, and other terms and conditions of Options and Awards not inconsistent with the Plan; and

    (7)
    interpret the Plan and prescribe and rescind rules and regulations relating to it.

        If the Committee determines to issue a Non-Qualified Option, it shall designate the Non-Qualified Option as such upon grant and in the agreement governing such Non-Qualified Option. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under the Plan.

  2.
  Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and place as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed.

  3.
  Eligible Employees and Others. ISOs may be granted to any employee (including an employee who serves as an officer or director) of the Company or any Related Corporation. Non-Qualified Options and Awards may be granted to any employee (including an employee who serves as an officer or director), director or consultant (including a consultant who also serves as a director) of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. No participant in the Plan shall be granted Stock Rights which in the aggregate exceed 50% of the total number of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company authorized to be issued with respect to such Stock Rights pursuant to the Plan. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

  4.
  Stock. The stock subject to Options and Awards shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 15,875,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued pursuant to ISOs, Non-Qualified Options or Awards, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option or Award granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

  5.
  Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after January 5, 1995 and prior to the close of business on January 5, 2015. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

  6.
  Minimum Option Price; ISO Limitations.

  1.
  Exercise Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the fair market value per share of Common Stock as of the date of grant.

  2.
  Exercise Price for ISOs. The exercise price per share of Common Stock specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of such grant.

  3.
  $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

  4.
  Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes referred to in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then listed on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

  7.
  Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of ISOs generally (to the extent such Option is intended to be an ISO), and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

  8.
  Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

  1.
  Vesting. The Option (or any portion thereof) shall be fully exercisable on the date of grant or shall become exercisable thereafter in such installments (including installments based upon the achievement of performance goals) as the Committee may specify.

  2.
  Full Vesting of Installments. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

  3.
  Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

  4.
  Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided, that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

  9.
  Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations, except as provided in paragraph 10, no further installments of his ISOs shall become exercisable (unless otherwise approved by the Committee), and his ISOs which are exercisable on the date of termination of his employment shall terminate after the passage of three months from the date of termination of his employment, but in no event later than on their specified expiration dates, except (i) in the case of termination for "Misconduct," as defined in the instrument granting such ISOs, in which case such ISOs shall terminate automatically on the date of such termination, and (ii) to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); provided, that the period of such leave does not exceed three months or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided, that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

  10.
  Death; Disability.

  1.
  Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death or such longer period not in excess of one year as the Committee shall determine.

    2.
    Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment or such longer period not in excess of one year as the Committee shall determine. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

  11.
  Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or, in the sole discretion of the Committee at the time of the proposed assignment or transfer, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act (or the rules thereunder), or as the Committee, in its sole discretion, shall otherwise permit. The Option shall be exercisable during the lifetime of the optionee only by such optionee or his guardian or legal representative, or by an assignee or transferee if the Option has been assigned or transferred in compliance with the immediately preceding sentence. Notwithstanding the foregoing, to the extent the instrument evidencing any Non-Qualified Option so provides, and subject to the conditions that the Committee may prescribe, an optionee may, upon providing written notice to the President of the Company, elect to transfer the Options granted to such optionee pursuant to such instrument, without consideration therefor. The terms of such Option shall be binding upon any recipient of such Option.

  12.
  Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options (including, without limitation, rights of repurchase by the Company and, in the event of an underwritten public offering of the Company's securities, restrictions on any sale or distribution by the optionee of any of the Company's common equity for a period of time as the underwriters in such public offering shall determine). In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination, cancellation and other provisions not inconsistent with the Plan as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

  13.
  Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as and to the extent hereinafter required, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

  1.
  Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    2.
    Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested Options shall be, or become at the time which the Committee shall determine, immediately exercisable), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment or other consideration equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

    3.
    Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

    4.
    Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

    5.
    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    6.
    Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    7.
    Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    8.
    Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. If changes in the capitalization of the Company shall occur other than those referred to above in this Paragraph 13, the Committee shall make such adjustments, if any, in the number of shares covered by each Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

        If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

  14.
  Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office or to the transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, by delivery of shares of Common Stock (the value of which for this purpose shall be determined by the Committee), (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code or (d) subject to clauses (b) and (c), by any combination of (a), (b) or (c) above. In connection with any payment pursuant to clause (c) above, the Committee may require the optionee to concurrently execute and deliver to the Company a pledge agreement in a form reasonably satisfactory to the Company, together with a stock certificate or certificates representing shares of the Company's Common Stock (having an aggregate fair market value, as determined by the Committee), equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the optionee's obligations under such personal recourse note. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

  15.
  Term and Amendment of Plan. The Company's 1995 Stock Plan was originally adopted on January 5, 1995, was amended and restated in February 2000, and was further amended on March 14, 2002. The Plan shall expire at the close of business on January 5, 2015 (except as to Stock Rights outstanding on that date). The Board may terminate or amend the Plan in any respect at any time; provided, that no such amendment or termination shall adversely affect any Plan participant's rights under any Stock Right previously granted, without such participant's written consent. If the scope of any amendment is such as to require stockholder approval in order to comply with Section 162(m) of the Code or any other law, regulation or stock exchange requirement, then such amendment shall not be effective unless and until such stockholder approval is obtained. In addition, the Board shall not, without the prior approval of the Company's stockholders, amend any Option or other Award outstanding under the Plan to reduce the exercise price of such Option or Award (other than ordinary course equitable adjustments made in accordance with paragraph 13 or 20, as applicable); nor shall the Board, without the prior approval of the Company's stockholders, cancel any Option or other Award outstanding under the Plan and then subsequently regrant to the affected participant the same Option or Award with a lower exercise price.

  16.
  Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion, take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine; provided, that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

  17.
  Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

  18.
  Tax Withholding. Upon the exercise of a Non-Qualified Option, the grant of an Award or the making of a purchase of Common Stock for less than its fair market value pursuant to an Award, the making of a Disqualifying Disposition (as defined in paragraph 19) or the vesting of an Award (as defined in paragraph 20), the Company, in accordance with Section 3402(a) of the Code, may require the optionee or Award recipient to pay withholding taxes in respect of the amount that is considered compensation required to be included in such person's gross income. The Committee, in its discretion, may condition (i) the exercise of an Option or (ii) the grant or vesting of an Award on the grantee's payment of such withholding taxes. The Committee shall have the sole discretion to determine the form in which payment of such withholding taxes will be made (i.e., cash, securities or a combination thereof).

  19.
  Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

  20.
  Provisions Related to Other Awards.

  1.
  Other Awards of shares of Common Stock or valued with respect to Common Stock (including stock appreciation rights) may be granted either alone, in addition to or in tandem with other awards granted under the Plan or cash awards made outside the Plan, upon such terms and conditions as the Committee may determine, provided, however, that such other Awards shall not include awards of restricted stock. The Committee shall determine the eligible persons to whom, and the time or times at which, Awards will be made, the number of shares to be awarded or to which the Award will relate and all other terms and conditions of any such Award. The Committee may condition an Award upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion. The terms and conditions of Awards need not be the same for each recipient.

    2.
    The prospective recipient of an Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

    (1)
    The consideration for shares issued pursuant to an Award shall be equal to or greater than their par value.

    (2)
    Awards must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing an Award agreement and paying whatever price (if any) is required under the Award.

    (3)
    In the event of an event described in paragraph 13, outstanding Awards shall be subject to appropriate adjustment by the Committee, as it shall determine in its discretion.

  21.
  Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the contest otherwise requires.

PRAECIS PHARMACEUTICALS INCORPORATED

830 Winter Street, Waltham, MA 02451

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 13, 2004

The undersigned hereby appoints Malcolm L. Gefter and Kevin F. McLaughlin, or any one or both of them, each with full power of substitution, as lawful proxies, to vote all the shares of Common Stock of PRAECIS PHARMACEUTICALS INCORPORATED which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of PRAECIS PHARMACEUTICALS INCORPORATED to be held at its corporate headquarters, 830 Winter Street, Waltham, MA 02451 on Thursday, May 13, 2004, at 10:00 a.m. local time, and at any adjournment(s) thereof, as directed on the reverse side of this card. The aforesaid proxies, or any one or both of them, or their duly appointed substitute(s) as aforesaid, are also authorized to vote upon any adjournment(s) of the Annual Meeting of Stockholders, for the election as a director of such substitute nominee(s) as the Company's Board of Directors may designate to replace any person nominated as a director and named on the reverse side of this card if such person is unable to serve or for good cause will not serve, and in their discretion upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournment(s) thereof. This proxy revokes all prior proxies given by the undersigned.

This proxy when properly executed will be voted on Proposals 1, 2 and 3 set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement (receipt of which is hereby acknowledged by the undersigned) as directed on the reverse side of this card, and in the discretion of the aforesaid proxies upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournment(s) thereof. If no direction is made, said proxies will vote the shares represented by this proxy FOR the election as directors of the nominees named on the reverse side of this card (Proposal No. 1) (or for the election of such substitute nominee(s) as the Board of Directors may designate if any of the persons nominated for election as a director and named on the reverse side of this card is unable to serve or for good cause will not serve), FOR Proposal No. 2 and FOR Proposal No. 3.

Please sign on reverse side and return promptly in the enclosed postage-paid envelope.

Annual Meeting of Stockholders of
PRAECIS PHARMACEUTICALS INCORPORATED

May 13, 2004

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES NAMED BELOW AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.    ☒

1. ☐ ☐ ☐	Election of Directors. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES ( ) Malcolm L. Gefter, Ph.D. ( ) G. Leonard Baker, Jr. ( ) Garen G. Bohlin ( ) Henry F. McCance ( ) Leonard E. Post, Ph.D. ( ) William R. Ringo ( ) David B. Sharrock ( ) Patrick J. Zenner	2.

				Proposal to approve the Company's Third Amended and Restated 1995 Stock Plan, which amends and restates the Second Amended and Restated 1995 Stock Plan, as amended, to increase by 1,500,000 the number of shares of common stock authorized for issuance under the plan and extend the term of the plan through January 5, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •			3.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

			This Proxy is solicited by the Board of Directors, and the shares will be voted in accordance with your directions hereon. If you sign and timely return your proxy card but do not indicate how your shares are to be voted as to one or more of the proposals, your shares will be voted FOR each of the proposals.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The named proxies are also authorized to vote in their discretion for the election as a director of such substitute nominee(s) as the Board of Directors may designate if any of the persons nominated for election as a Director and named above is unable to serve or for good cause will not serve, and upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournment(s) thereof.

			PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY. PLEASE DO NOT FOLD THIS PROXY.
Signature of Stockholder	Date:	Signature of Stockholder	Date:
NOTE:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PRAECIS PHARMACEUTICALS INCORPORATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PRAECIS PHARMACEUTICALS INCORPORATED PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2004
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS
STOCKHOLDER COMMUNICATIONS WITH DIRECTORS
DIRECTOR COMPENSATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
Comparison of forty-four month cumulative total return among PRAECIS PHARMACEUTICALS INCORPORATED, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Pharmaceutical Index
PROPOSAL NO. 2 APPROVAL OF THIRD AMENDED AND RESTATED 1995 STOCK PLAN
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITOR FEES
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
STOCKHOLDER PROPOSALS
ANNUAL REPORT AND FORM 10-K
RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PRAECIS PHARMACEUTICALS INCORPORATED AS ADOPTED BY THE BOARD ON NOVEMBER 13, 2003
PRAECIS PHARMACEUTICALS INCORPORATED THIRD AMENDED AND RESTATED 1995 STOCK PLAN